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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Zydeco Energy, Inc.'s previously filed Registration Statement on Form S-8 (No. 333-00902).



                                                             ARTHUR ANDERSEN LLP


  Houston, Texas
  March 20, 1997